Exhibit 3.65

State of Maine

Department of the Secretary of State

I, the Secretary of State of Maine, certify that according to the provisions of the Constitution and Laws of the State of Maine, the Department of the Secretary of State is the legal custodian of the Great Seal of the State of Maine which is hereunto affixed and that the paper to which this is attached is a true copy from the records of this Department.

In testimony whereof, I have caused the Great Seal of the State of Maine to be hereunto affixed. Given under my hand at Augusta, Maine, this twenty-second day of October 2015.
/s/ Matthew Dunlap
Matthew Dunlap Secretary of State

Authentication: 4667-466	- 1 -	Thu Oct 22 2015 09:22:56

DOMESTIC BUSINESS CORPORATION
STATE OF MAINE
CHANGE OF CLERK ONLY OF CHANGE OF CLERK AND REGISTERED OFFICE
MAINE
Center For Behavioral Health-ME., Inc.
(Name of Corporation)
Filing Fee $20.00 1198099/000/00/044.000
File No. 19930216 D Pages 2
Fee Paid $ 20.00
DCN 1980981500017 CLRO
FILED
04/03/1998
Nancy B. Kelleher
Deputy Secretary of State
A True Copy When Attested By Signature
Deputy Secretary of State
Pursuant to 13-A MRSA §304, the undersigned corporation executes and delivers for filing the following change(s):
FIRST: The name and registered office of the clerk appearing on the record in the Secretary of State’s office:
Christian L. Barner
(name)
62 Portland Road, Kennebunk, ME 04043
(street, city, state and zip code)
SECOND: The name and registered office of the successor (new) clerk, who must be a Maine resident:
Kenneth W. Lehman
(name)
100 Middle Street, Portland, Maine 04101
(physical location - street (not P.O. Box), city, state and zip code)
P.O. Box 9729, Portland, Maine 04104-5029
(mailing address if different from above)
THIRD: Upon a change in clerk this must be completed:
Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.
Such change was authorized by the shareholders.
Authentication: 4667-466 - 2 - Thu Oct 22 2015 09:22:56

DATED April 2, 1998
MUST BE COMPLETED FOR VOTE OF SHAREHOLDERS
I certify that I have custody of the minutes showing the above action by the shareholders.
(signature of clerk, secretary or asst. secretary)
*By
(signature)
Kenneth W. Lehman, Clerk
(type or print name and capacity)
*By
(signature)
(type or print name and capacity)
THE FOLLOWING SHALL BE COMPLETED BY THE CLERK UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MBCA-18A (§304.2-A.).
The undersigned hereby accepts the appointment as clerk for the above named domestic business corporation.
CLERK
(signature)
DATED April 2, 1998
Kenneth W. Lehman
(type or print name)
*This document MUST be signed by (1) the NEW Clerk OR (2) the President or a vice-president and the Secretary or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the Directors or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the Holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the Holders of all of the outstanding shares of the corporation.
SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
101 STATE HOUSE, AUGUSTA, ME 04333-0101
TEL. (207) 287-4195
FORM NO. MBCA-3 Rev. 9/97
Authentication: 4667-466 - 3 - Thu Oct 22 2015 09:22:56

BUSINESS CORPORATION
STATE OF MAINE
PROOF OF RESOLUTION ALLOWING USE OF SIMILAR NAME Center For Behavioral Health-Me., Inc.
(Name of Corporation Allowing Similar Name)
Filing Fee $20.00 1198023/000/00/014.000
File No. 19930216 D Pages 1
Fee Paid $ 20.00
DCN 1980221500005 RESO
FILED
01/16/1998
Nancy B. Kelleher
Deputy Secretary of State
A True Copy When Attested By Signature
Deputy Secretary of State
Pursuant to 13-A MRSA 301.1.B., the undersigned corporation executes and delivers for filing this proof of resolution:
FIRST: The above-named corporation by such resolution hereby grants the use of the following similar name
Discovery House of Central Maine, Inc.
to Discovery House of Central Maine, Inc.
(requestor of similar name)
SECOND: (“X” one box only) The resolution was authorized by
the board of directors OR the shareholders, there being no board of directors
THIRD: The address of the registered office of the corporation allowing similar name in the State of Maine is
62 Portland Road, Post Center, Kennebunk, Maine 04043
(street, city, state and zip code)
DATED 12/10/97
*By
(signature)
MUST BE COMPLETED FOR VOTE OF SHAREHOLDERS
I certify that I have custody of the minutes showing the above action by the shareholders.
(signature of clerk, secretary or asst. secretary)
David L. Piccoli - President
(type or print name and capacity)
*By
David Piccoli, II - Secretary
(type or print name and capacity)
*This document MUST be signed by (1) the Clerk OR (2) the President or a vice-president and the Secretary or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the Directors or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the Holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the Holders of all of the outstanding shares of the corporation.
SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
TEL. (207) 287-4195
FORM NO. MBCA-15 Rev. 96
Authentication: 4667-466 - 4 - Thu Oct 22 2015 09:22:56

JUN-18-94 15:07 FROM. SECRETARY OF STATE ID: 207 287 5874 PAGE 2
Filling Fee $105.00
For Use By The Secretary of State
File No.
Fee paid
C.B.
Date
STATE OF MAINE
STATEMENT OF INTENTION
TO DO BUSINESS UNDER
AN ASSUMED NAME
File No. 19930216 0 Pages 1
Fee Paid $105.00
DCN 1941681600027 ANME
FILED 06/17/1994
Deputy Secretary of State
A True Copy When Attested
By Signature
Deputy Secretary of State
1194172/000/00/039.000
Pursuant to 13-A MRSA, §307, the undersigned, a corporation (incorporated under the laws of the State of Maine), (incorporated under the laws of the State of Maine, and authorized to do business in Maine). gives notice of its intention to do business in this State under an assumed name.
FIRST: The name of the corporation is Center For Behavioral Health-ME., Inc.
SECOND: The address of the registered office of the corporation in the State of Maine is 62 Portland Road, Post Center, Kennebunk, ME 04043
(street, city, state and zip code)
THIRD: The corporation intends to transact business under the assumed name of Discovery House
COMPLETE THE FOLLOWING IF APPLICABLE
FOURTH: If such assumed name is to be used at fewer than all of the corporation’s places of business in this State, the location(s) where it will be used is (are):
Dated: June 16, 1994
By (signature)
David L. Piccoli, President
(type or print name and capacity)
By 2nd certify officer
SSG
(signature)
(type or print name and capacity)
This document MUST be signed by (1) the Clerk OR (2) the President or a vice president AND the Secretary, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the directors or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the holders of all outstanding shares.
FORM NO. MBCA-5 Rev. 90 SUBMIT COMPLETED FORMS TO: Secretary of State, Station 101, Augusta, Maine 04133
Authentication: 4667-466 - 5 - Thu Oct 22 2015 09:22:56

Filing Fee $20.00
For Use By The Secretary of State
File No. 19930216D
Fee Paid $20.00
C.B.
Date 1
STATE OF MAINE
CHANGE OF CLERK or REGISTERED OFFICE or BOTH
Pursuant to 13-A MRSA $304 the undersigned corporation advises you of the following change(s):
File No. 19930216 0 Pages 1
Fee Paid $20.00
DCN 1931191202016 CLRD
FILED 04/28/1993
Deputy Secretary of State
A True Copy When Attested
By Signature
Deputy Secretary of State
1193328/000/01/054.000
FIRST: The name and registered office of the clerk appearing on the record in Secretary of State’s office
Mary L. Schendel, Clerk
P.O. Box 9729, Portland, Maine 04104-5029
(street, city, state and zip code)
SECOND: The name and physical location of the registered office of the successor (new) clerk, who must be a Maine resident, are:
Christian L. Barner
62 Portland Road (name)
Post Center
(street address (not P.O. Box), city, state and zip code)
Kennebunk, Maine 04043
(mailing address if different from above)
THIRD: Upon a change in clerk this must be completed:
(x) Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.
( ) Such change was authorized by the shareholders. (Complete the following)
I certify that I have custody of the minutes showing the above action by the shareholders.
Dated: April 27, 1993
(signature of new clerk, secretary or assistant secretary)
Center For Behavioral Health-ME., Inc.
(Name of Corporation)
By (signature)
Christian L. Barner, Clerk
(type or print name and capacity)
By (signature)
(type or print name and capacity)
This document MUST be signed by (1) the Clerk OR (2) the President or a vice-president AND the Secretary, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the directors or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the holders of all outstanding shares. NEW
FORM NO. MBCA-3 Rev. 90 SUBMIT COMPLETED FORMS TO: Secretary of State, Station 101, Augusta, Maine 04333
Authentication: 4667-466 - 6 - Thu Oct 22 2015 09:22:56

Filling Fee (See Sec. 1401)
For Use By The Secretary of State
File No. 19930216D
Fee Paid $35.00
C.B.
Date 2
STATE OF MAINE
Note: To date there have been no officers elected, no shares issued and no organizational meeting.
ARTICLES OF AMENDMENT
Sole Incorporator Acting Before Organizational Meeting
Pursuant to 13-A MRSA §§ 803, the undersigned corporation adopts these Articles of Amendment:
File No. 19930216 D Pages 2
Fee Paid $35.00
DCN 1923381300012 STCK
FILED 12/03/1992
Deputy Secretary of State
A True Copy When Attested By Signature
Deputy Secretary of State
1193328/000/01/053.000
FIRST: All outstanding shares were entitled to vote on the following amendment as one class.
SECOND: The amendment set out in Exhibit A attached was adopted by the sole incorporator
A. at a meeting legally called and held on, OR December 3, 1992.
B. by unanimous written consent on
THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:
Number of Shares Outstanding and Entitled to Vote NUMBER Voted For NUMBER Voted Against
N/A
FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.
FIFTH: If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:
Class Series (If Any) Number of Shares Par Value (If Any)
N/A
The aggregate par value of all such shares (of all classes and series) having par value is $ .
The total number of all such shares (of all classes and series) without par value is shares.
SIXTH: Address of the registered office in Maine: 100 Middle St., P.O. Box 9729, Portland, Maine 04101
(street, city and zip code)
MUST BE COMPLETED FOR VOTE OF SHAREHOLDERS
I certify that I have custody of the minutes showing the above action by the shareholders.
(signature of clerk, secretary or asst. secretary)
Dated: December 3, 1992
Center for Behavioral Health-ME., Inc.
(Name of Corporation)
By* Mary L. Schendel
(signature)
Mary L. Schendel, Sole Incorporator
(type or print name and capacity)
By* (signature)
(type or print name and capacity)
*In addition to any certification of custody of minutes this document MUST be signed by (1) the Clerk OR (2) the President or a vice-president AND the Secretary, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the directors or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the holders of all outstanding shares.
NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in §806, or because the articles so provide. For vote necessary for adoption see §805.
FORM NO. MBCA-9 Rev. 88 SUBMIT COMPLETED FORMS TO: Secretary of State, Station 101, Augusta, Maine 04133
Authentication: 4667-466 - 7 - Thu Oct 22 2015 09:22:56

EXHIBIT A

That the Articles of Incorporation be amended to provide for 2 classes of common stock, as follows:

1,500 shares of common, voting stock no par value

1,500 shares of common, non-voting stock no par value

Authentication: 4667-466	- 8 -	Thu Oct 22 2015 09:22:56

Filling Fee (See Sec. 1401)
Note: To date, there have been no officers elected, no shares issued, and no organizational meeting.
STATE OF MAINE
File No. 19930216 0 Pages 2
Fee Paid $ 35.00
DCN 1922691600001 LNME
FILED
09/24/1992
Gary Cooper
Deputy Secretary of State
A True Copy When Attested
By Signature
Deputy Secretary of State
1193328/000/01/052.000
For Use By The Secretary of State
File No. 19930216D
Fee Paid $35.00
C.B.
Date 2
ARTICLES OF AMENDMENT
Sole Incorporator Acting Before Organizational Meeting
Pursuant to 13-A MRSA §§ 803, the undersigned corporation adopts these Articles of Amendment:
FIRST: All outstanding shares were entitled to vote on the following amendment as one class.
SECOND: The amendment set out in Exhibit A attached was adopted by the sole incorporator
A. at a meeting legally called and held on, OR September 23, 1992.
B. by unanimous written consent on
THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:
Number of Shares Outstanding and Entitled to Vote NUMBER Voted For NUMBER Voted Against
N/A
FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.
FIFTH: If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:
Class Series (If Any) Number of Shares Par Value (If Any)
N/A/
The aggregate par value of all such shares (of all classes and series) having par value is $
The total number of all such shares (of all classes and series) without par value is shares.
SIXTH: Address of the registered office in Maine: 100 Middle St., P.O. Box 9729 Portland, Maine 04101
(street, city and zip code)
MUST BE COMPLETED FOR VOTE OF SHAREHOLDERS
I certify that I have custody of the minutes show-ing the above action by the shareholders.
(signature of clerk, secretary or asst. secretary)
Kangaroo Island, Inc.
(Name of Corporation)
By* Mary L. Schendel
(signature)
Mary L. Schendel, Sole Incorporator
(type or print name and capacity)
By*
(signature)
Dated: September 23, 1992 (type or print name and capacity)
*In addition to any certification of custody of minutes this document MUST be signed by (1) the Clerk OR (2) the President or a vice-president AND the Secretary, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the directors or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the holders of all outstand-ing shares.
NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in §806, or because the articles so provide. For vote necessary for adoption see §805.
FORM NO. MBCA-9 Rev. 88 SUBMIT COMPLETED FORMS TO: Secretary of State, Station 101, Augusta, Maine 04333
Authentication: 4667-466 - 9 - Thu Oct 22 2015 09:22:56

EXHIBIT A

The Articles of Incorporation of Kangaroo Island, Inc. be amended to reflect the following:

That the name of the corporation be and hereby is changed to:

Center for Behavioral Health-ME., Inc.

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BUSINESS CORPORATION
STATE OF MAINE
ARTICLES OF INCORPORATION
(Check box only if applicable)
This is a professional service corporation formed pursuant to 13 MRSA Chapter 22.
Minimum Fee $105. See §1403 for proper filing fee.
File No. 19930216 0 Pages 2
Fee Paid $
DCN 1910000298156 ARTI
FILED
08/04/1992
Gary Cooper
Deputy Secretary of State
A True Copy When Attested By Signature
Deputy Secretary of State 2
1193328/000/01/051.000
Pursuant to 13-A MRSA §403, the undersigned, acting as incorporator(s) of a corporation, adopt(s) the following Articles of Incorporation:
FIRST: The name of the corporation is Kangaroo Island, Inc.
and its principal business location in Maine is 100 Middle Street, Portland, ME 04101
(physical location – street (not P.O. Box), city, state and zip code)
SECOND: The name of its Clerk, who must be a Maine resident, and the registered office shall be:
Mary L. Schendel
(name)
100 Middle Street, Portland, ME 04101
(physical location – street (not P.O. Box), city, state and zip code)
P.O. Box 9729, Portland, ME 04104-5029
(mailing address if different from above)
THIRD: (“X” one box only)
X A. 1. The number of directors constituting the initial board of directors of the corporation is 1 (See §703.1.A.)
2. If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:
NAME ADDRESS
not yet selected
3. The board of directors X is is not authorized to increase or decrease the number of directors.
4. If the board is so authorized, the minimum number, if any, shall be 1 directors, (See §703.1.A.) and the maximum number, if any, shall be 15 directors.
B. There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders. (See §701.2.)
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FOURTH: (“X” one box only)
X There shall be only one class of shares (title of class) common
Par value of each share (if none, so state) none Number of shares authorized 3,000
There shall be two or more classes of shares. The information required by §403 concerning each such class is set out in Exhibit attached hereto and made a part hereof.
SUMMARY
The aggregate par value of all authorized shares (of all classes) having a par value is $ 0
The total number of authorized shares (of all classes) without par value is 3,000 shares
FIFTH: (“X” one box only) Meetings of the shareholders X may may not be held outside of the State of Maine.
SIXTH: (“X” if applicable) X There are no preemptive rights.
SEVENTH: Other provisions of these articles, if any, including provisions for the regulation of the internal affairs of the corporation, are set out in Exhibit attached hereto and made a part hereof.
INCORPORATORS DATED July 24, 1992
Mary L. Schendel Street 100 Middle Street
(signature) (residence address)
Mary L. Schendel Portland, ME 04101
(type or print name) (city, state and zip code)
(signature) Street (residence address)
(type or print name) (city, state and zip code)
(signature) Street (residence address)
(type or print name) (city, state and zip code)
For Corporate Incorporators*
Name of Corporate Incorporator
By Street
(signature of officer) (principal business location)
(type or print name and capacity) (city, state and zip code)
*Articles are to be executed as follows:
If a corporation is an incorporator (§402), the name of the corporation should be typed and signed on its behalf by an officer of corporation. The articles of incorporation must be accompanied by a certificate of an appropriate officer of the corporation certifying that the person executing the articles on behalf of the corporation was duly authorized to do so.
SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION #101, AUGUSTA, ME 04333-0101
ATTN: CORPORATE EXAMINING SECTION
FORM NO. MBCA-6 REV. 91 TEL. (207) 289-4195
Authentication: 4667-466 - 12 - Thu Oct 22 2015 09:22:56